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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 30, 1997

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

            0-12771                                95-3630868
     (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 546-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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                                    FORM 8-K

ITEM 5. OTHER EVENTS.

      On September 26, 1997, Network Solutions, Inc. ("NSI"), a subsidiary of the Registrant, announced its initial public offering of 3,300,000 shares of NSI Class A Common Stock at a price to the public of $18.00 per share. Of the shares being offered, 2,800,000 are being offered by NSI and 500,000 shares are being offered by Registrant. NSI will have an estimated 3,300,000 shares of Class A Common Stock and 12,000,000 shares of Class B Stock outstanding after the offering. Each share of Class B Common Stock is convertible into one share of Class A Common Stock. Upon completion of the offering, Registrant will own 100% of the outstanding shares of Class B Common Stock, which will represent approximately 78.4% of the outstanding shares of NSI.

      This announcement shall not constitute an offer to sell or the solicitation of an offer to buy securities of NSI.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                           SCIENCE APPLICATIONS
                                       INTERNATIONAL CORPORATION



Date: September 30, 1997               By: /s/ Douglas E. Scott
                                          --------------------------------
                                               Douglas E. Scott
                                       Its:    Senior Vice President
                                               and General Counsel